oFIST1 *P

                         SUPPLEMENT DATED APRIL 15, 1999
                              TO THE PROSPECTUS OF
                       FRANKLIN INVESTORS SECURITIES TRUST
                (FIST1 - FRANKLIN GLOBAL GOVERNMENT INCOME FUND,
          FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND,
      FRANKLIN CONVERTIBLE SECURITIES FUND AND FRANKLIN EQUITY INCOME FUND)
                               DATED MARCH 1, 1999


The prospectus is amended to replace the fourth paragraph under "Franklin Convertible Securities Fund - Goal and Strategies - Principal Investments" with the following:

      The fund may invest up to 100% of its total assets in securities that are below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund will not invest more than 10% of its total assets in securities rated below B by Moody's or S&P or unrated securities of comparable quality. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.


                Please keep this supplement for future reference.









PROSPECTUS

FRANKLIN
INVESTORS SECURITIES TRUST

      INVESTMENT STRATEGY

       GROWTH & INCOME     Franklin Convertible Securities Fund - Class A & C
                           Franklin Equity Income Fund - Class A, B & C

       GLOBAL INCOME       Franklin Global Government Income Fund - Class A & C

       INCOME Franklin Short-Intermediate U.S. Government Securities Fund - Class A


MARCH 1, 1999

[Insert Franklin Templeton Ben Head]
LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            THE FUND

[BEGIN CALLOUT]
Information about each fund you should know before investing
[End callout]

      2     Franklin Convertible Securities Fund

      13    Franklin Equity Income Fund

      24    Franklin Global Government Income Fund

      35    Franklin Short-Intermediate U.S. Government Securities Fund

      43    Distribution and tax information for each fund; Year 2000 problem

            YOUR ACCOUNT

[Begin callout]
Information about sales charges, account transactions and services
[End callout]

      46    Choosing a Share Class

      54    Buying Shares

      56    Investor Services

      59    Selling Shares

      61    Account Policies

      64    Questions

            FOR MORE INFORMATION

[BEGIN CALLOUT]
Where to learn more about each fund
[End callout]

            Back Cover

FRANKLIN CONVERTIBLE
SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize total return, consistent with reasonable risk, by seeking to optimize capital appreciation and high current income under varying market conditions.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its net assets in convertible securities (and common stock received upon conversion or exchange of convertible securities). A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. The fund generally invests up to 10% of its assets in foreign securities.

[Begin callout]
The fund invests primarily
in convertible securities.
[End callout]

A convertible security shares features of both equity and debt securities. Like a debt security, a convertible security provides a fixed income stream. A convertible security also tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like an equity security, a convertible security offers the potential for capital appreciation resulting from an increase in the price of the underlying stock. The value of a convertible security also tends to increase as the market value of the underlying stock rises, and to decrease as the market value of the underlying stock declines. Because both interest rates and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The fund may also invest in convertible securities that have been structured to provide enhanced characteristics such as yield enhancement, increased equity exposure, or enhanced downside protection. These securities typically include a conversion premium at issuance or some other benefit to the issuer in exchange for the enhanced features.

The fund may invest up to 100% of total assets in securities that are below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in convertible securities.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

LIQUIDITY The fund may have difficulty disposing of some convertible securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

INTEREST RATE When interest rates rise, fixed income securities prices fall. The opposite is also true: fixed income securities prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Companies issuing high yield fixed-income securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by ratings organizations. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

[Begin callout]
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods. Fund performance will also be impacted. [End callout]

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES Securities of companies and governments located outside the U.S. may involve risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country.

COMPANY. Foreign companies are not subject to the same accounting, auditing and financial reporting standards and practices as U.S. companies and their stocks may not be as liquid as stocks of similar U.S. companies. Foreign markets and their participants generally have less government supervision and regulation than in the U.S.

CURRENCY. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

89       90      91      92     93      94      95      96      97      98
12.16%   -5.76%  33.62%  16.24% 20.54%  -1.63%  24.19%  16.33%  20.27%  -6.98%


[Begin callout]
Best
Quarter:

Q1 '91
14.43%

Worst
Quarter:

Q3 '90
-12.56%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                       1 YEAR         5 YEARS       10 YEARS
----------------------------------------------------------------------------

Franklin Convertible Securities Fund -
 Class A2                             -12.36%           8.43%         11.49%
Goldman Sachs Convertible 100 Index3    7.73%          12.18%         11.66%

                                                         SINCE
                                                       INCEPTION
                                       1 YEAR          (10/2/95)
----------------------------------------------------------------------------

Franklin Convertible Securities Fund -
 Class C2                              -9.46%           8.13%
Goldman Sachs Convertible 100 Index3    7.73%          13.23%

1. Figures do not reflect sales charges. If they did, returns would be lower.

2. Figures reflect sales charges.

All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.

3. Source: Standard and Poor's(R) Micropal. The unmanaged Goldman Sachs Convertible 100 Index is comprised of a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A1    CLASS C1

Maximum sales charge (load)
 as a percentage of offering price                        5.75%        1.99%
 Load imposed on purchases                                5.75%        1.00%
 Maximum deferred sales charge (load)                     None2       0.99%3
Exchange fee4                                             $5.00        $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        CLASS A1    CLASS C1

Management fees                                           0.55%        0.55%
Distribution and service (12b-1) fees5                    0.25%        1.00%
Other expenses                                            0.18%        0.18%
                                                          ------------------
Total annual fund operating expenses                      0.98%        1.73%
                                                          ==================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page 47) and purchases by certain retirement plans without an initial sales charge.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 62).
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------

CLASS A                      $669 1      $869       $1,086      $1,707
CLASS C                      $372 2      $639       $1,029      $2,121

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $274 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[INSERT GRAPHIC OF BRIEFCASE] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

The team responsible for the fund's management is:

EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Jamieson has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1987.

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1992.

RAYMOND CHAN, PORTFOLIO MANAGER OF ADVISERS
Mr. Chan has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1996.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.55% of its average monthly net assets to the manager.

[INSERT GRAPHIC OF DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

  CLASS A                                          YEAR ENDED OCTOBER 31,
-----------------------------------------------------------------------------
                                           1998    1997   1996   1995 1  1994
-----------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year         14.74  13.45   12.73  12.34  12.79
                                       --------------------------------------
 Net investment income                       .62    .64     .61    .58    .59
 Net realized and unrealized
  gains (losses)                           (1.92)  2.15    1.39   1.10   (.33)
                                       ---------------------------------------
Total from investment operations           (1.30)  2.79    2.00   1.68    .26
                                       --------------------------------------
 Dividends from net investment income       (.65)  (.60)   (.60)  (.59)  (.59)
 Distributions from net realized gains     (1.04)  (.90)   (.68)  (.70)  (.12)
                                       ---------------------------------------
Total distributions                        (1.69) (1.50)  (1.28) (1.29)  (.71)
                                       ---------------------------------------
Net asset value, end of year               11.75  14.74   13.45  12.73  12.34
                                       ======================================
Total return (%)2                          (9.93) 22.47   16.71  15.18   2.07
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)      170,569 212,631 130,951 83,523  66,869
Ratios to average net assets: (%)
 Expenses                                    .98   1.01    1.02   1.03    .84
 Expenses excluding waiver and
 payments by affiliate                      -      -       -      -       .92%
 Net investment income                      4.63   4.81    4.79   4.82   4.84
Portfolio turnover rate (%)                79.17 141.49  129.83 108.64  68.39

CLASS C
PER SHARE DATA ($)
Net asset value, beginning of year         14.68  13.41   12.71  13.06
                                       --------------------------------
 Net investment income                       .51    .54     .51    .07
 Net realized and unrealized
  gains (losses)                           (1.91)  2.13    1.40   (.37)
                                       --------------------------------
Total from investment operations           (1.40)  2.67    1.91   (.30)
                                       --------------------------------
 Dividends from net investment income       (.54)  (.50)   (.53)  (.05)
 Distributions from net realized gains     (1.04)  (.90)   (.68)     -
                                       --------------------------------
Total distributions                        (1.58) (1.40)  (1.21)  (.05)
                                       --------------------------------
Net asset value, end of year               11.70  14.68   13.41  12.71
                                       ================================
Total return (%)2                         (10.61) 21.54   15.92  (2.33)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)       41,533 35,282  10,861    209
Ratios to average net assets: (%)
 Expenses                                   1.73   1.74    1.79   1.60 3
 Net investment income                      3.93   4.04    4.00   3.64 3
Portfolio turnover rate (%)                79.17 141.49  129.83 108.64

1. For the period October 1, 1995 (effective date) to October 31, 1995 for Class C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.

FRANKLIN EQUITY INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to maximize total return through emphasis on high current income and long-term capital appreciation, consistent with reasonable risk.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its net assets in common stocks offering current dividend yields above the average of the market, as defined by the Standard & Poor's 500 Index.

[Begin callout]
The fund's principal investments are in dividend yielding common stocks. [End callout]

The fund may invest up to 35% of its net assets in other securities, such as convertible securities, fixed-income securities, real estate investment trusts (REITs), and foreign securities, including depositary receipts. A convertible security is a security, such as a fixed-income security or a preferred stock, that is convertible into common stock. The fund does not intend to invest more than 15% of its assets in convertible securities or REITs.

The fund's manager evaluates the common stock dividend yields of many financially strong companies as compared to the average dividend yield of the Standard & Poor's 500 Index. This results in a unique relative yield range for each company that in turn provides a discipline for determining whether a stock is attractive for purchase or sale. The manager believes that high relative dividend yield is frequently accompanied by a lower stock price. Therefore, the fund seeks to buy a stock when its relative dividend yield is high and seeks to sell a stock when its dividend yield is low relative to its history, which may be caused by an increase in the price of the stock.

The manager emphasizes dividend yield in selecting stocks for the fund because the manager believes that, over time, dividend income can be a significant contributor to total return. The manager also believes that dividend income is often more consistent than capital appreciation as a source of investment return. Moreover, stocks with relatively higher dividend yields tend to have less price volatility than stocks that pay out little dividend income.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in common stocks.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

STOCKS While stocks have historically outperformed other asset classes over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

[Begin callout]
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

INTEREST RATE When interest rates rise, debt securities prices fall. The opposite is also true: debt securities prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares.

REITS Changes in the market value of the fund's investments in REIT securities will affect its performance. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties. The value of a REIT may also be affected by factors that affect the underlying properties, the real estate industry, or local or general economic conditions.

FINANCIAL SERVICES COMPANIES Because the fund invests in stocks of companies in the financial services industry, the fund's investments and performance will be affected by general market and economic conditions as well as other risk factors particular to the financial services industry. Financial services companies are subject to extensive government regulation. This regulation may affect a financial company's profitability by limiting the amount and types of loans and commitments it can make and the interest rates and fees it can charge. A financial services company's profitability, and therefore its stock price, is especially sensitive to interest rate changes, as well as to the ability of borrowers to repay their loans.

FOREIGN SECURITIES Securities of companies located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund. Investments in depositary receipts also involve some or all of the following risks.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns which trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. While short-term volatility in these markets can be disconcerting, declines in excess of 50% are not unusual.

COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign stock exchanges, trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. The fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts.

CURRENCY. To the extent the fund's investments are denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

If a company in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

89       90      91      92     93      94      95      96      97      98
23.96%   -8.84%  28.21%  13.25% 17.83%  0.33%   25.73%  12.73%  27.21%  6.69%

[Begin callout]
Best
Quarter:

Q1 '91
11.47%

Worst
Quarter:

Q3 '90
-13.69%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                       1 YEAR         5 YEARS       10 YEARS
----------------------------------------------------------------------------

Franklin Equity Income Fund - Class A2  0.54%          12.56%         13.32%
S&P 500(R)Index3                       28.58%          24.06%         19.21%

                                                       SINCE
                                                     INCEPTION
                                       1 YEAR        (10/2/95)
----------------------------------------------------------------------------

Franklin Equity Income Fund - Class C2  3.84%          15.10%
S&P 500(R)Index3                       28.58%          28.08%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The S&P 500(R) Index is an unmanaged group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[INSERT GRAPHIC OF PERCENTAGE SIGN] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A 1     CLASS B 2   CLASS C 1

Maximum sales charge (load)
 as a percentage of offering price            5.75%         4.00%      1.99%
 Load imposed on purchases                    5.75%         None       1.00%
 Maximum deferred sales charge (load)         None3         4.00%      0.99% 4
Exchange fee5                                $5.00         $5.00      $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS A 1   CLASS B 2   CLASS C1

Management fees                               0.50%       0.50%       0.50%
Distribution and service (12b-1) fees6        0.25%       1.00%       1.00%
Other expenses                                0.19%       0.19%       0.19%
                                              -----------------------------
Total annual fund operating expenses          0.94%       1.69%       1.69%
                                              =============================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended October 31, 1998. The distribution and service (12b-1) fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. Except for investments of $1 million or more (see page 47) and purchases by certain retirement plans without an initial sales charge.
4. This is equivalent to a charge of 1% based on net asset value.
5. This fee is only for market timers (see page 62).
6. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------------

CLASS A                             $665 1     $857       $1,065     $1,663
CLASS B
 Assuming you sold your shares
  at the end of the period          $572       $833       $1,118     $1,799 2
 Assuming you stayed in the fund    $172       $533        $ 918     $1,799 2
CLASS C                             $368 3     $627       $1,009     $2,078

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
3. For the same Class C investment, your costs would be $270 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[INSERT GRAPHIC OF BRIEFCASE] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

The team responsible for the fund's management is:

FRANK FELICELLI CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Felicelli has been a manager of the fund since 1988. He joined the Franklin Templeton Group in 1986.

KENT P. SHEPHERD CFA, VICE PRESIDENT OF ADVISERS
Mr. Shepherd has been a manager of the fund since 1998. He joined the Franklin Templeton Group in 1991.

HOWARD M. MCELDOWNEY, PORTFOLIO MANAGER OF ADVISERS
Mr. McEldowney has been generally involved with the investment strategy of the fund's portfolio since the fund's inception and has more than 30 years' experience in the securities industry.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.50% of its average monthly net assets to the manager.

[INSERT GRAPHIC OF DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

  CLASS A                                          YEAR ENDED OCTOBER 31,
                                           1998    1997   1996    1995 1 1994
                                       --------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year         19.31  16.41   15.19  14.14  14.91
                                       --------------------------------------
 Net investment income                       .64    .64     .64    .63    .62
 Net realized and unrealized
gains (losses)                              1.42   3.23    1.63   1.27   (.36)
                                       --------------------------------------
Total from investment operations            2.06   3.87    2.27   1.90    .26
                                       --------------------------------------
 Dividends from net investment income       (.65)  (.64)   (.65)  (.61)  (.72)
 Distributions from net realized gains      (.79)  (.33)   (.40)  (.24)  (.31)
                                       --------------------------------------
Total distributions                        (1.44)  (.97)  (1.05)  (.85) (1.03)
                                       --------------------------------------
Net asset value, end of year               19.93  19.31   16.41  15.19  14.14
                                       ======================================
Total return (%)2                          10.96  24.40   15.39  14.10   1.83
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)      428,228 352,555 246,952 168,897 92,763
Ratios to average net assets: (%)
 Expenses                                    .94    .97     .98   1.00    .77
 Expenses excluding waiver and
  payments by affiliate                     -      -       -      1.02%   .95%
 Net investment income                      3.20   3.62    4.11   4.44   4.53
Portfolio turnover rate (%)                30.65  29.04   24.15  27.86  39.51

CLASS C

PER SHARE DATA ($)
Net asset value, beginning of year         19.26  16.38   15.19  15.38
                                       -------------------------------
 Net investment income                       .50    .50     .52    .05
 Net realized and unrealized
  gains (losses)                            1.41   3.22    1.63   (.19)
                                       --------------------------------
Total from investment operations            1.91   3.72    2.15   (.14)
                                       --------------------------------
 Dividends from net investment income       (.50)  (.51)   (.56)  (.05)
 Distributions from net realized gains      (.79)  (.33)   (.40)     -
                                       --------------------------------
Total distributions                        (1.29)  (.84)   (.96)  (.05)
                                       --------------------------------
Net asset value, end of year               19.88  19.26   16.38  15.19
                                       ================================
Total return (%)2                          10.16  23.40   14.53   (.93)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)       81,078 45,277  18,227    386
Ratios to average net assets: (%)
 Expenses                                   1.69   1.72    1.73   1.99 3
 Net investment income                      2.45   2.78    3.33   3.57 3
Portfolio turnover rate (%)                30.65  29.04   24.15  27.86

1. For the period October 1, 1995 (effective date) to October 31, 1995 for Class C.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in government securities of at least 3 different countries, one of which may be the United States. Government securities include securities issued or guaranteed by domestic and foreign governments and their political subdivisions. The fund normally invests at least 65% of its total assets in fixed-income securities, such as bonds, notes, and debentures.

[Begin callout]
The fund invests primarily in U.S. and foreign government debt obligations. [End callout]

The remaining 35% may be invested in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

The fund normally invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe. The fund also invests in debt securities of supranational entities, and in semi-governmental securities, which are securities that are not backed by the full faith and credit and general taxing powers of the government, or that have only its implied backing. The fund may invest up to 30% of its net assets in securities of less developed and developing countries.

As a global fund, the fund may buy securities denominated in any currency, or in multinational currency units such as the European Currency Unit (ECU), and the fund may hold foreign currency. The fund also uses forward currency exchange contracts to seek to protect or enhance income or to protect the fund from adverse changes in the relationship between currencies. A forward currency exchange contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The fund may invest up to 35% of total assets in debt securities that are below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in U.S. and foreign government securities.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

LIQUIDITY The fund may have difficulty disposing of some securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

INTEREST RATE When interest rates rise, fixed-income securities prices fall. The opposite is also true: fixed-income securities prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price and fund performance. This means you could lose money.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to changes in the ratings assigned by ratings organizations. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of issuers located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Short-term volatility in these markets can be disconcerting, and declines of 40% to 50% are not unusual.

CURRENCY. Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

DIVERSIFICATION The fund is non-diversified under federal securities laws. It may invest a greater portion of its assets in the securities of one issuer, and therefore in a smaller number of individual issuers, than diversified funds. Therefore, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund intends, however, to meet certain tax diversification requirements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments), risks and bond ratings can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

89       90      91      92     93      94      95      96      97      98
5.60%    7.59%   14.23%  -0.25% 18.63%  -7.76%  18.07%  10.76%  2.81%   5.84%

[Begin callout]
Best
Quarter:

Q1 '93
7.13%

Worst
Quarter:

Q1 '94
-5.24%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED DECEMBER 31, 1998

                                       1 YEAR         5 YEARS       10 YEARS
----------------------------------------------------------------------------

Franklin Global Government Income Fund -
 Class A2                               1.37%           4.68%          6.80%
JP Morgan Global Government Bond
  Total Return Index3                  15.31%           8.09%          9.09%

                                                       SINCE
                                                     INCEPTION
                                       1 YEAR        (5/1/95)
----------------------------------------------------------------------------

Franklin Global Government
 Income Fund - Class C2                 3.30%           7.71%
JP Morgan Global Government Bond
 Total Return Index3                   15.31%           7.50%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[Insert graphic of percentage sign] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                            CLASS A 1    CLASS C 1

Maximum sales charge (load)
 as a percentage of offering price            4.25%         1.99%
 Load imposed on purchases                    4.25%         1.00%
 Maximum deferred sales charge (load)         None 2        0.99% 3
Exchange fee4                                $5.00         $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            CLASS A 1    CLASS C 1

Management fees                               0.60%         0.60%
Distribution and service (12b-1) fees5        0.11%         0.65%
Other expenses                                0.25%         0.25%
                                              -------------------
Total annual fund operating expenses          0.96%         1.50%
                                              ===================

1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. Except for investments of $1 million or more (see page 47) and purchases by certain retirement plans without an initial sales charge.
3. This is equivalent to a charge of 1% based on net asset value.
4. This fee is only for market timers (see page 62).
5. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------------

CLASS A                            $5191       $718         $933     $1,553
CLASS C                            $3492       $569         $910     $1,873

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. For the same Class C investment, your costs would be $251 if you did not sell your shares at the end of the first year. Your costs for the remaining periods would be the same.

[INSERT GRAPHIC OF BRIEFCASE] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The team responsible for the fund's management is:

THOMAS J. DICKSON, VICE PRESIDENT OF GLOBAL BOND MANAGERS
Mr. Dickson has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1992.

DR. UMRAN DEMIRORS, EXECUTIVE VICE PRESIDENT AND
CHIEF INVESTMENT OFFICER OF GLOBAL BOND MANAGERS
Dr. Demirors has been a manager of the fund since January 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a principal and portfolio manager for Socimer Advisory Inc. and the head of research and strategy at Vestcor Partners Group.

ALEXANDER C. CALVO, VICE PRESIDENT OF GLOBAL BOND MANAGERS
Mr. Calvo has been a manager of the fund since January 1999. He joined the Franklin Templeton Group in 1995. Previously, he was an account executive with Fleishman-Hillard, where he served as a consultant to firms investing in Latin America.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.

[INSERT GRAPHIC OF DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

  CLASS A                                          YEAR ENDED OCTOBER 31,
                                           1998 1  1997   1996    1995 2 1994
                                       --------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year          8.41   8.65    8.31   8.06   9.33
                                       --------------------------------------
 Net investment income                       .62    .60     .61    .67   1.30
 Net realized and unrealized
 gains (losses)                             (.17)  (.22)    .33    .29  (1.81)
                                       --------------------------------------
Total from investment operations             .45    .38     .94    .96   (.51)
                                       --------------------------------------
 Dividends from net investment income       (.57)  (.61)   (.60)  (.64)  (.08)
 In excess of net investment income         (.04)  (.01)   -      -      -
 Tax return of capital                      -      -       -      (.07)  (.60)
 Distributions from net realized gains      -      -       -      -      (.08)
Total distributions                         (.61)  (.62)   (.60)  (.71)  (.76)
                                       --------------------------------------
Net asset value, end of year                8.25   8.41    8.65   8.31   8.06
                                       ======================================
Total return (%)3                           5.57   4.31   11.80  12.65  (5.72)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)      110,876 118,348 137,626 164,970 187,204
Ratios to average net assets: (%)
 Expenses                                    .96    .90     .85    .96    .89
 Net investment income                      7.49   6.97    7.68   8.29   8.54
Portfolio turnover rate (%)                49.93 193.30  139.71 103.49  80.69

CLASS C

PER SHARE DATA ($)
Net asset value, beginning of year          8.41   8.65    8.31   8.03
 Net investment income                       .58    .55     .56    .31
 Net realized and unrealized
 gains (losses)                             (.17)  (.22)    .33    .30
Total from investment operations             .41    .33     .89    .61
 Dividends from net investment income       (.52)  (.56)   (.55)  (.30)
 In excess of net investment income         (.04)  (.01)   -      -
 Tax return of capital                      -      -       -      (.03)
Total distributions                         (.56)  (.57)   (.55)  (.33)
Net asset value, end of year                8.26   8.41    8.65   8.31
Total return (%)3                           5.12   3.74   11.19   7.09
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)        5,710  4,473   3,700  1,193
Ratios to average net assets: (%)
 Expenses                                   1.49   1.46    1.40   1.54 4
 Net investment income                      6.96   6.43    7.17   7.41 4
Portfolio turnover rate (%)                49.93 193.30  139.71 103.49

1. Based on average weighted shares outstanding for Class C.
2. For the period May 1, 1995 (effective date) to October 31, 1995 for Class C.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.

FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholder's capital.

PRINCIPAL INVESTMENTS The fund normally invests in U.S. government securities, which include obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities. In addition to direct obligations of the U.S. Treasury (and repurchase obligations collateralized by U.S. Treasury obligations), the fund invests in U.S. government agency securities, including mortgage-backed securities. The fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity.

[Begin callout]
The fund invests in U.S. government obligations.
[End callout]

The fund may invest in mortgage-backed securities representing interests in "pools" of mortgage loans issued by U.S. government agencies. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

The fund normally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. Within this range, the fund emphasizes an average dollar-weighted maturity of 31/2 years or less. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund may invest in zero-coupon bonds issued or guaranteed by the U.S. government. Zero-coupon bonds are debt obligations that are issued at a significant discount from face value. A zero coupon security pays no interest to its holder during its life, and its value (above its cost to the fund) consists of the difference between its face value at maturity and its cost.

The fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

INTEREST RATE When interest rates rise, debt securities prices fall. The opposite is also true: debt securities prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Zero coupon bonds are also more sensitive to interest rate changes than debt obligations that provide for regular payments of interest.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall. Because the fund only invests in U.S. government securities and repurchase agreements, the level of income the fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and thus impact the value of fund shares and fund performance.

PREPAYMENT Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing, or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

REINVESTMENT During periods of declining interest rates, mortgage prepayments generally increase, and issuers of callable securities typically exercise call options. When this happens, the fund may be forced to reinvest assets at lower interest rates.

EXTENSION During periods of rising interest rates, mortgage prepayments generally occur at a slower than expected rate, and issuers of callable securities may be less likely to exercise call options. As a result, rising interest rates can effectively extend the maturity of mortgage-backed and callable agency securities and thus the fund's average maturity. Securities with longer maturities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 44 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS1

[Insert bar graph]

89       90      91      92     93      94      95      96      97      98
9.64%    9.65%   12.06%  6.64%  7.75%   -2.15%  11.09%  3.99%   6.09%   6.55%


[Begin callout]
Best
Quarter:

Q3 '92
4.97%

Worst
Quarter:

Q1 '94
-1.86%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                       1 YEAR         5 YEARS       10 YEARS
----------------------------------------------------------------------------

Franklin Short-Intermediate U.S. Government
 Securities Fund - Class A2             4.12%           4.56%          6.82%
Lehman Brothers Short
 U.S. Treasury 1-5 Year Index3          7.75%           6.17%          7.86%

1. Figures do not reflect sales charges. If they did, returns would be lower.
2. Figures reflect sales charges.
All fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. government securities and treasuries with maturities from one to five years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[INSERT GRAPHIC OF PERCENTAGE SIGN] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS A1

Maximum sales charge (load) as a
 percentage of offering price                               2.25%
 Load imposed on purchases                                  2.25%
 Maximum deferred sales charge (load)                       None2
Exchange fee3                                               $5.00

Please see "Choosing a Share Class" on page 46 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                        CLASS A1

Management fees                                             0.56%
Distribution and service (12b-1) fees4                      0.09%
Other expenses                                              0.13%
Total annual fund operating expenses                        0.78%

1. Before January 1, 1999, Class A shares were designated Class I.
2. Except for investments of $1 million or more (see page 47) and purchases by certain retirement plans without an initial sales charge.
3. This fee is only for market timers (see page 62).
4. Because of the distribution and service (12b-1) fees, over the long term you may indirectly pay more than the equivalent of the maximum permitted initial sales charge.

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 YEAR      3 YEARS   5 YEARS    10 YEARS
----------------------------------------------------------------------------

CLASS A                            $3031       $469         $649     $1,169

1. Assumes a contingent deferred sales charge (CDSC) will not apply.

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

The team responsible for the fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS
Mr. Lemein has been a manager of the fund since 1987 and has more than 30 years' experience in the securities industry.

DAVID CAPURRO, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Capurro has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1983.

TOM RUNKEL CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Runkel has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.56% of its average monthly net assets to the manager.

FINANCIAL HIGHLIGHTS

This table presents the fund's financial performance for the past five years. This information has been audited by PricewaterhouseCoopers LLP.

  CLASS A                                          YEAR ENDED OCTOBER 31,
                                           1998    1997   1996    1995   1994
                                       ---------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of year         10.29  10.28   10.35  10.03  10.80
                                       ---------------------------------------
 Net investment income                       .54    .57     .58    .56    .49
 Net realized and unrealized
 gains (losses)                              .19    .02    (.08)   .31   (.70)
                                       ---------------------------------------
Total from investment operations             .73    .59     .50    .87   (.21)
                                       ---------------------------------------
 Dividends from net investment income       (.56)  (.58)   (.57)  (.55)  (.47)
 Distributions from net realized gains        -      -       -      -    (.09)
                                       ---------------------------------------
Total distributions                         (.56)  (.58)   (.57)  (.55)  (.56)
                                       ---------------------------------------
Net asset value, end of year               10.46  10.29   10.28  10.35  10.03
                                       =======================================
Total return (%)1                           7.38   5.88    4.97   8.90  (1.99)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)      224,132 192,051 196,042 208,057 225,352
Ratios to average net assets: (%)
 Expenses                                    .78    .78     .74    .73    .65
 Expenses excluding waiver and
 payments by affiliate                      -      -       -      -       .68
Net investment income                       5.24   5.51    5.64   5.42   4.75
Portfolio turnover rate (%)                37.70  40.56   72.62  56.34  99.09

1. Total return does not include sales charges, and is not annualized.

[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS Franklin Global Government Income Fund, Franklin Convertible Securities Fund and Franklin Equity Fund intend to pay a dividend at least monthly representing their net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee a fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the funds' distributions will vary. Please keep in mind that if you invest in a fund shortly before the record date of a distribution, any distribution will lower the value of a fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for a fund's distributions, please call 1-800/DIAL BEN.

Franklin Short-Intermediate U.S. Government Securities Fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. A fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A                    CLASS B                    CLASS C
--------------------------------------------------------------------------------

o  Initial sales charge    o  No initial sales        o  Initial sales charge
   of 5.75% (Convertible      charge                     of 1%
   Fund and Equity Fund),
   4.25% (Global Fund),
   2.25%
   (Short-Intermediate
   Fund) or less

o  Deferred sales charge   o  Deferred sales charge   o  Deferred sales
   of 1% on purchases of      of 4% or less on           charge of 1% on
   $1 million or more         shares you sell within     shares you sell
   sold within 12 months      six years                  within 18 months


o  Lower annual expenses   o  Higher annual           o  Higher annual
   than Class B or C due      expenses than Class A      expenses than Class A
   to lower distribution      (same as Class C) due      (same as Class B) due
   fees                       to higher distribution     to higher
                              fees. Automatic            distribution fees. No
                              conversion to Class A      conversion to Class A
                              shares after eight         shares, so annual
                              years, reducing future     expenses do not
                              annual expenses.           decrease.


      BEFORE JANUARY 1, 1999, CLASS A SHARES WERE DESIGNATED CLASS I AND CLASS C SHARES WERE DESIGNATED CLASS II. THE EQUITY FUND BEGAN OFFERING
                      CLASS B SHARES ON JANUARY 1, 1999.

SALES CHARGES - CLASS A -
CONVERTIBLE FUND AND EQUITY FUND

                                   THE SALES CHARGE         WHICH EQUALS
                                  MAKES UP THIS % OF       THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE       NET INVESTMENT

Under $50,000                            5.75                    6.10
$50,000 but under $100,000               4.50                    4.71
$100,000 but under $250,000              3.50                    3.63
$250,000 but under $500,000              2.50                    2.56
$500,000 but under $1 million            2.00                    2.04

SALES CHARGES - CLASS A - GLOBAL FUND

                                   THE SALES CHARGE         WHICH EQUALS
                                  MAKES UP THIS % OF       THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE       NET INVESTMENT

Under $100,000                           4.25                    4.44
$100,000 but under $250,000              3.50                    3.63
$250,000 but under $500,000              2.50                    2.56
$500,000 but under $1 million            2.00                    2.04

SALES CHARGES - CLASS A - SHORT-INTERMEDIATE FUND

                                   THE SALES CHARGE         WHICH EQUALS
                                  MAKES UP THIS % OF       THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT       THE OFFERING PRICE       NET INVESTMENT

Under $100,000                           2.25                    2.30
$100,000 but under $250,000              1.75                    1.78
$250,000 but under $500,000              1.25                    1.26
$500,000 but under $1 million            1.00                    1.01

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 50), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see page 50).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and Equity Fund to pay distribution fees of up to 0.25% per year, the Global Fund to pay distribution fees of up to 0.15% per year, and the Short-Intermediate Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B - EQUITY FUND

IF YOU SELL YOUR SHARES WITHIN                   THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM                YOUR PROCEEDS AS A CDSC

1 Year                                                     4
2 Years                                                    4
3 Years                                                    3
4 Years                                                    3
5 Years                                                    2
6 Years                                                    1
7 Years                                                    0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 50). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We invest any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are not available to all retirement plans. Class B shares are only available to IRAs (of any type), Franklin Templeton Trust Company 403(b) plans, and Franklin Templeton Trust Company qualified plans with participant or earmarked accounts.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Equity Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                                        THE SALES CHARGE       WHICH EQUALS
                                       MAKES UP THIS % OF     THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT            THE OFFERING PRICE     NET INVESTMENT

Under $1 million                               1.00                1.01

WE INVEST ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
     IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please page 50).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Convertible Fund and the Equity Fund to pay distribution and other fees of up to 1% and the Global Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends.

[Begin callout]
The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton Fund (please see page 57 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in the Franklin Templeton Funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
The Franklin Templeton Funds include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in the Franklin Templeton Funds for purposes of calculating the sales charge. You may also combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts may also be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

       TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE SECTION
                         OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton Fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A or C shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 365 days:

o certain payments received under an annuity contract that offers a Franklin Templeton insurance fund option

o distributions from an existing retirement plan invested in the Franklin Templeton Funds

o dividend or capital gain distributions from a real estate investment trust sponsored or advised by Franklin Properties, Inc.

o redemption proceeds from a repurchase of Franklin Floating Rate Trust shares held continuously for at least 12 months

o redemption proceeds from Class A of any Templeton Global Strategy Fund, if you are a qualified investor. If you paid a CDSC when you sold your shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply.

WAIVERS FOR CERTAIN INVESTORS Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions, including:

o certain trust companies and bank trust departments investing $1 million or more in assets over which they have full or shared investment discretion

o government entities that are prohibited from paying mutual fund sales charges

o certain unit investment trusts and their holders reinvesting trust distributions

o  group annuity separate accounts offered to retirement plans

o employees and other associated persons or entities of Franklin Templeton or of certain dealers

o any investor who is currently a Class A shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Chilean retirement plans that meet the requirements for retirement plans described below.

         IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER,
       CALL YOUR INVESTMENT REPRESENTATIVE OR CALL SHAREHOLDER SERVICES
                   AT 1-800/632-2301 FOR MORE INFORMATION.

CDSC WAIVERS The CDSC for each class generally will be waived:

o  to pay account fees

o to make payments through systematic withdrawal plans, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually depending on the frequency of your plan

o for redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if Franklin Templeton
   Distributors, Inc. did not make any payment to the securities dealer of record in connection with the purchase.

o for redemptions by Franklin Templeton Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R) (not applicable to Class B)

o for IRA distributions due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o to return excess contributions (and earnings, if applicable) from retirement plan accounts

o  for redemptions following the death of the shareholder or beneficial owner

o for participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

RETIREMENT PLANS Certain retirement plans may buy Class A shares without an initial sales charge. To qualify, the plan must be sponsored by an employer:

o  with at least 100 employees, or

o  with retirement plan assets of $1 million or more, or

o that agrees to invest at least $500,000 in the Franklin Templeton Funds over a 13-month period

A CDSC may apply. Retirement plans other than SIMPLEs, SEPs, or plans that qualify under section 401 of the Internal Revenue Code also must qualify under our group investment program to buy Class A shares without an initial sales charge.

         FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR
                 RETIREMENT PLAN SERVICES AT 1-800/527-2020.

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying fund shares at a discount.

[Insert graphic of paper with lines and someone writing]
BUYING SHARES

  Minimum investments

                                                          INITIAL  ADDITIONAL
REGULAR ACCOUNTS                                          $1,000      $50
-------------------------------------------------------------------------
UGMA/UTMA ACCOUNTS                                          $100      $50
-------------------------------------------------------------------------
RETIREMENT ACCOUNTS                                      NO MINIMUM NO MINIMUM
-------------------------------------------------------------------------
(other than IRAs, IRA rollovers,
 Education IRAs or Roth IRAs)
IRAS, IRA ROLLOVERS, EDUCATION IRAS OR ROTH IRAS            $250      $50
-------------------------------------------------------------------------
BROKER-DEALER SPONSORED WRAP ACCOUNT PROGRAMS               $250      $50
-------------------------------------------------------------------------
FULL-TIME EMPLOYEES, OFFICERS, TRUSTEES AND DIRECTORS OF    $100      $50
-------------------------------------------------------------------------
FRANKLIN TEMPLETON ENTITIES, AND THEIR IMMEDIATE FAMILY MEMBERS
-------------------------------------------------------------------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will invest your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES
--------------------------------------------------------------------------------

                        OPENING AN ACCOUNT            ADDING TO AN ACCOUNT

[Insert graphic of      Contact your investment       Contact your investment
hands shaking] THROUGH  representative                representative
YOUR INVESTMENT
REPRESENTATIVE

--------------------------------------------------------------------------------
[Insert graphic of      Make your check payable to    Make your check payable
envelope] BY MAIL       the fund in which you are     to the fund in which you
                        investing.                    are investing. Include
                                                      your account number on
                        Mail the check and your       the check.
                        signed application to
                        Investor Services.            Fill out the deposit
                                                      slip from your account
                                                      statement. If you do not
                                                      have a slip, include a
                                                      note with your name, the
                                                      fund name, and your
                                                      account number.

                                                      Mail the check and
                                                      deposit slip or note to
                                                      Investor Services.

--------------------------------------------------------------------------------
[Insert graphic of      Call to receive a wire        Call to receive a wire
three lightning bolts]  control number and wire       control number and wire
BY WIRE                 instructions.                 instructions.
1-800/632-2301
(or 1-650/312-2000      Wire the funds and mail your  To make a same day wire
collect)                signed application to         investment, please call
                        Investor Services. Please     us by 1:00 p.m. pacific
                        include the wire control      time and make sure your
                        number or your new account    wire arrives by 3:00 p.m.
                        number on the application.

                        To make a same day wire
                        investment, please call us
                        by 1:00 p.m. pacific time
                        and make sure your wire
                        arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Insert graphic of two  Call Shareholder Services at  Call Shareholder
arrows pointing in      the number below, or send     Services at the number
opposite directions]    signed written instructions.  below or our automated
BY EXCHANGE             The TeleFACTS system cannot   TeleFACTS system, or
TeleFACTS(R)            be used to open a new         send signed written
1-800/247-1753          account.                      instructions.
(around-the-clock
access)                 (Please see page 57 for       (Please see page 57 for
                        information on exchanges.)    information on
                                                      exchanges.)
--------------------------------------------------------------------------------

   FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX
                        7777, SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with handset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. The minimum investment to open an account with an automatic investment plan is $50 ($25 for an Education IRA). To sign up, complete the appropriate section of your account application.

AUTOMATIC PAYROLL DEDUCTION You may be able to invest automatically in Class A shares of the fund by transferring money from your paycheck to the fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class* of the fund or another Franklin Templeton Fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call
1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Certain Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton Fund also may exchange into Class A shares of the Convertible Fund or the Equity Fund without any sales charge. Advisor Class shareholders who exchange their shares for Convertible Fund or Equity Fund Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 62).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[INSERT GRAPHIC OF CERTIFICATE] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.

SELLING SHARES
--------------------------------------------------------------------------------

                               TO SELL SOME OR ALL OF YOUR SHARES
--------------------------------------------------------------------------------

[Insert graphic of hands       Contact your investment representative
shaking]
Through your investment
representative

--------------------------------------------------------------------------------
[Insert graphic of envelope]   Send written instructions and endorsed share
BY MAIL                        certificates (if you hold share certificates)
                               to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                               Specify the fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares of the Equity Fund, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                               A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

--------------------------------------------------------------------------------
[Insert graphic of phone]      As long as your transaction is for $100,000 or
BY PHONE                       less, you do not hold share certificates and
1-800/632-2301                 you have not changed your address by phone
                               within the last 15 days, you can sell your shares by phone.

                               A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
[Insert graphic of three       You can call or write to have redemption
lightning bolts]               proceeds of $1,000 or more wired to a bank or
BY WIRE                        escrow account. See the policies above for
                               selling shares by mail or phone.

                               Before requesting a wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                               Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

--------------------------------------------------------------------------------
[Insert graphic of two arrows  Obtain a current prospectus for the fund you
pointing in opposite           are considering.
directions]
BY EXCHANGE                    Call Shareholder Services at the number below
TeleFACTS(R)                     or our automated TeleFACTS system, or send
1-800/247-1753                 signed written instructions. See the policies
(around-the-clock access)      above for selling shares by mail or phone.

                               If you hold share certificates, you will need to return them to the fund before your exchange can be processed.

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of paper and pen] ACCOUNT POLICIES

CALCULATING SHARE PRICE The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

CONVERTIBLE FUND (CLASS A AND CLASS C ONLY) AND EQUITY FUND

                                                CLASS A     CLASS B     CLASS C

Commission (%)                                      -         4.00     2.00
Investment under $50,000                         5.00            -        -
$50,000 but under $100,000                       3.75            -        -
$100,000 but under $250,000                      2.80            -        -
$250,000 but under $500,000                      2.00            -        -
$500,000 but under $1 million                    1.60            -        -
$1 million or more                         up to 1.00 1          -        -
12B-1 FEE TO DEALER                              0.25         0.25 2    1.00 3

GLOBAL FUND

                                                CLASS A     CLASS C

Commission (%)                                      -         2.00
Investment under $100,000                        4.00            -
$100,000 but under $250,000                      3.25            -
$250,000 but under $500,000                      2.25            -
$500,000 but under $1 million                    1.85            -
$1 million or more                         up to 0.75 1          -
12b-1 fee to dealer                              0.15          0.65 3

SHORT-INTERMEDIATE FUND

                                                CLASS A

Commission (%)                                      -
Investment under $100,000                        2.00
$100,000 but under $250,000                      1.50
$250,000 but under $500,000                      1.00
$500,000 but under $1 million                    0.85
$1 million or more                         up to 0.75 1
12b-1 fee to dealer                              0.10

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and up to 0.25% on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

1. During the first year after purchase, dealers may not be eligible to receive the 12b-1 fee.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Dealers may be eligible to receive up to 0.25% for the Convertible Fund and the Equity Fund and 0.15% for the Global Fund during the first year after purchase and may be eligible to receive the full 12b-1 fee starting in the 13th month.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                                      HOURS (PACIFIC TIME,
DEPARTMENT NAME                   TELEPHONE NUMBER    MONDAY THROUGH FRIDAY)

Shareholder Services              1-800/ 632-2301     5:30 a.m. to 5:00 p.m.
Fund Information                  1-800/ DIAL BEN     5:30 a.m. to 8:00 p.m.
                                  (1-800/ 342-5236)   6:30 a.m. to 2:30 p.m.
                                                      (Saturday)
Retirement Plan Services          1-800/ 527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services                   1-800/ 524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services            1-800/ 321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)            1-800/ 851-0637     5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.






FRANKLIN
INVESTORS
SECURITIES TRUST

ADVISOR CLASS

INVESTMENT STRATEGY

 GLOBAL INCOME      Franklin Global Government Income Fund


 INCOME             Franklin Short-Intermediate
                        U.S. Government Securities Fund


MARCH 1, 1999

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

            THE FUND

[BEGIN CALLOUT]
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

            2     Franklin Global Government
                  Income Fund

            12    Franklin Short-Intermediate
                  U.S. Government Securities Fund

            20    Distribution and tax information
                  for each fund; Year 2000 problem

            YOUR ACCOUNT

[BEGIN CALLOUT]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

            23    Qualified Investors

            25    Buying Shares

            26    Investor Services

            29    Selling Shares

            31    Account Policies

            33    Questions

            FOR MORE INFORMATION

[BEGIN CALLOUT]
WHERE TO LEARN MORE ABOUT EACH FUND
[End callout]

                  Back Cover

FRANKLIN GLOBAL GOVERNMENT
INCOME FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

PRINCIPAL INVESTMENTS The fund normally invests at least 65% of its total assets in government securities of at least 3 different countries, one of which may be the United States. Government securities include securities issued or guaranteed by domestic and foreign governments and their political subdivisions. The fund normally invests at least 65% of its total assets in fixed-income securities, such as bonds, notes, and debentures.

The remaining 35% may be invested in equity securities, foreign or domestic currency deposits or equivalents such as short-term U.S. Treasury notes or repurchase agreements.

[Begin callout]
The fund invests primarily in U.S. and foreign government debt obligations. [End callout]

The fund normally invests its assets principally within Australia, Canada, Japan, New Zealand, the U.S., and Western Europe. The fund also invests in debt securities of supranational entities, and in semi-governmental securities, which are securities that are not backed by the full faith and credit and general taxing powers of the government, or that have only its implied backing. The fund may invest up to 30% of its net assets in securities of less developed and developing countries.

As a global fund, the fund may buy securities denominated in any currency, or in multinational currency units such as the European Currency Unit (ECU), and the fund may hold foreign currency. The fund also uses forward currency exchange contracts to seek to protect or enhance income or to protect the fund from adverse changes in the relationship between currencies. A forward currency exchange contract is an obligation to buy or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

The fund may invest up to 35% of total assets in debt securities that are below investment grade. Investment grade securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's Corporation (S&P) and Moody's Investors Service, Inc. (Moody's). The fund generally invests in securities rated at least B by Moody's or S&P or unrated securities the fund's manager determines are comparable. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economies of countries where the fund invests are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal, because it may not invest or may invest substantially less in U.S. and foreign government securities.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

LIQUIDITY The fund may have difficulty disposing of some securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the fund's ability to dispose of particular securities when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund's portfolio.

INTEREST RATE When interest rates rise, fixed-income securities prices fall. The opposite is also true: fixed-income securities prices rise when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities.

[Begin callout]
Changes in global interest rates affect the prices of the fund's debt securities. If rates rise, the value of all the fund's debt securities will fall and so too will the fund's share price and fund performance. This means you could lose money.
[End callout]

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT There is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and, thus, impact the value of fund shares and fund performance.

Securities rated below investment grade, sometimes called "junk bonds," generally have more risk than higher-rated securities. The principal risks of investing in these securities include:

o SUBSTANTIAL CREDIT RISK. Issuers of high yield debt securities are not as strong financially as those with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments.

o DEFAULTED DEBT RISK. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume. These securities may be worthless and the fund could lose its entire investment.

o VOLATILITY RISK. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to changes in the ratings assigned by ratings organizations. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the fund's ability to sell securities in response to specific economic events or to meet redemption requests.

FOREIGN SECURITIES Securities of issuers located outside the U.S. may offer significant opportunities for gain, but they also involve additional risks that can increase the potential for losses in the fund.

COUNTRY. General securities market movements in any country where the fund has investments are likely to affect the value of the securities the fund owns that trade in that country. These movements will affect the fund's share price and fund performance.

The political, economic and social structures of some countries the fund invests in may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devalutions, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

The fund's investments in developing or emerging markets are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of legal, business and social frameworks to support securities markets. Foreign securities markets, including emerging markets, may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Short-term volatility in these markets can be disconcerting, and declines of 40% to 50% are not unusual.

CURRENCY. Many of the fund's investments are denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the fund owns and the fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any securities denominated in that currency. Currency markets generally are not as regulated as securities markets.

EURO. On January 1, 1999, the European Monetary Union (EMU) introduced a new single currency, the euro, which will replace the national currency for participating member countries. If the fund holds investments in countries with currencies replaced by the euro, the investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting will be impacted.

Because this change to a single currency is new and untested, the establishment of the euro may result in market volatility. For the same reason, it is not possible to predict the impact of the euro on the business or financial condition of European issuers which the fund may hold in its portfolio, and their impact on fund performance. To the extent the fund holds non-U.S. dollar (euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

DIVERSIFICATION The fund is non-diversified under federal securities laws. It may invest a greater portion of its assets in the securities of one issuer, and therefore in a smaller number of individual issuers, than diversified funds. Therefore, it may be more sensitive to economic, business, political or other changes affecting similar issuers or securities. The fund intends, however, to meet certain tax diversification requirements.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 21 for more information.

More detailed information about the fund, its policies and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

[Insert bar graph]

  89       90      91      92     93      94      95      96      97      98
5.60%    7.59%   14.23%  -0.25% 18.63%  -7.76%  18.07%  10.76%  3.03%   5.83%


ADVISOR CLASS ANNUAL TOTAL RETURNS1

[Begin callout]
Best
Quarter:

Q1 '93
7.13%

Worst
Quarter:

Q1 '94
-5.24%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 1998

                                       1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------

Franklin Global Government
 Income Fund - Advisor Class1            5.83%       5.63%       7.29%

JP Morgan Global Government Bond
 Total Return Index2                    15.31%       8.09%       9.09%

1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

2. Source: Standard & Poor's(R) Micropal. The unmanaged JP Morgan Global Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[INSERT GRAPHIC OF PERCENTAGE SIGN] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           ADVISOR CLASS

Maximum sales charge (load) imposed on purchases               None
Exchange fee 1                                                $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           ADVISOR CLASS

Management fees                                               0.60%
Distribution and service (12b-1) fees                          None
Other expenses                                                0.25%
Total annual fund operating expenses                          0.85%

1. This fee is only for market timers (see page 32).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------

                                   $87         $271        $471      $1,049

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

Under an agreement with Advisers, Templeton Investment Counsel, Inc. (Investment Counsel), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, through its Templeton Global Bond Managers division (Global Bond Managers), is the fund's sub-advisor. A team from Global Bond Managers provides Advisers with investment management advice and assistance and is responsible for the day-to-day management of the fund.

The team responsible for the fund's management is:

THOMAS J. DICKSON, VICE PRESIDENT OF GLOBAL BOND MANAGERS

Mr. Dickson has been a manager of the fund since 1993. He joined the Franklin Templeton Group in 1992.

DR. UMRAN DEMIRORS, EXECUTIVE VICE PRESIDENT and chief investment officer OF GLOBAL BOND MANAGERS

Dr. Demirors has been a manager of the fund since January 1999. He joined the Franklin Templeton Group in 1996. Previously, he was a principal and portfolio manager for Socimer Advisory Inc. and the head of research and strategy at Vestcor Partners Group.

ALEXANDER C. CALVO, VICE PRESIDENT OF GLOBAL BOND MANAGERS

Mr. Calvo has been a manager of the fund since January 1999. He joined the Franklin Templeton Group in 1995. Previously, he was an account executive with Fleishman-Hillard, where he served as a consultant to firms investing in Latin America.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.60% of its average monthly net assets to the manager.

[INSERT GRAPHIC OF DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

  ADVISOR CLASS                                      YEAR ENDED OCTOBER 31,
                                                       1998 1        1997 2

PER SHARE DATA ($)
Net asset value, beginning of year                      8.41          8.71
                                                    ----------------------
 Net investment income                                   .63           .49
 Net realized and unrealized gains (losses)             (.16)         (.28)
                                                    ----------------------
Total from investment operations                         .47           .21
                                                    ----------------------
Less distributions from net investment income           (.58)         (.49)
Less distributions in excess
 of net investment income                               (.04)         (.02)
                                                    ----------------------
Total distributions                                     (.62)         (.51)
                                                    ----------------------
Net asset value, end of year                            8.26          8.41
                                                    ======================
Total return (%)3                                       5.81          2.49

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                      829           741
Ratios to average net assets: (%)
 Expenses                                                .85           .82 4
 Net investment income                                  7.62          7.08 4
Portfolio turnover rate (%)                            49.93        193.30

1. Based on average weighted shares outstanding.
2. For the period January 2, 1997 (effective date) to October 31, 1997.
3. Total return is not annualized.
4. Annualized.

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

[Insert graphic of bullseye and arrows] GOAL AND STRATEGIES

GOAL The fund's investment goal is to provide as high a level of current income as is consistent with prudent investing while seeking preservation of shareholder's capital.

PRINCIPAL INVESTMENTS The fund normally invests in U.S. government securities, which include obligations either issued or guaranteed by the U.S. government and its agencies or instrumentalities. In addition to direct obligations of the U.S. Treasury (and repurchase obligations collateralized by U.S. Treasury obligations), the fund invests in U.S. government agency securities, including mortgage-backed securities. The fund may invest in callable agency securities, which give the issuer (the U.S. government agency) the right to redeem the security prior to maturity.

[Begin callout]
The fund invests in U.S. government obligations.
[End callout]

The fund may invest in mortgage-backed securities representing interests in "pools" of mortgage loans issued by U.S. government agencies. The payment of interest and principal on securities issued by U.S. government agencies generally is guaranteed either by the full faith and credit of the U.S. government or by the credit agency. The guarantee applies only to the timely repayment of principal and interest and not to the market prices and yields of the securities or to the net asset value or performance of the fund, which will vary with changes in interest rates and other market conditions.

The fund normally maintains the average dollar-weighted maturity of its portfolio in a range of two to five years. Within this range, the fund emphasizes an average dollar-weighted maturity of 31/2 years or less. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

The fund may invest in zero-coupon bonds issued or guaranteed by the U.S. government. Zero-coupon bonds are debt obligations that are issued at a significant discount from face value. A zero coupon security pays no interest to its holder during its life, and its value (above its cost to the fund) consists of the difference between its face value at maturity and its cost.

The fund will only purchase securities and engage in trading practices that are permitted, without limitation, to national banks, federal savings and loan associations, and federal credit unions.

TEMPORARY INVESTMENTS The manager may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist. Under these circumstances, the fund may be unable to pursue its investment goal.

[INSERT GRAPHIC OF CHART WITH LINE GOING UP AND DOWN] MAIN RISKS

INTEREST RATE When interest rates rise, debt securities prices fall. The opposite is also true: debt securities prices go up when interest rates fall. Generally, interest rates rise during times of inflation or a growing economy, and will fall during an economic slowdown or recession. Securities with longer maturities usually are more sensitive to interest rate changes than securities with shorter maturities. Zero coupon bonds are also more sensitive to interest rate changes than debt obligations that provide for regular payments of interest.

INCOME Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall. Because the fund only invests in U.S. government securities and repurchase agreements, the level of income the fund may achieve may not be as high as that of other funds that invest in lower-quality, longer-term securities.

CREDIT This is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value and thus impact the value of fund shares and fund performance.

PREPAYMENT Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The fund may receive unscheduled prepayments of principal prior to the security's maturity date due to voluntary prepayments, refinancing, or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

REINVESTMENT During periods of declining interest rates, mortgage prepayments generally increase, and issuers of callable securities typically exercise call options. When this happens, the fund may be forced to reinvest assets at lower interest rates.

EXTENSION RISK During periods of rising interest rates, mortgage prepayments generally occur at a slower than expected rate, and issuers of callable securities may be less likely to exercise call options. As a result, rising interest rates can effectively extend the maturity of mortgage-backed and callable agency securities and thus the fund's average maturity. Securities with longer maturities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

YEAR 2000 When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the fund's performance. Please see page 21 for more information.

More detailed information about the fund, its policies (including temporary investments) and risks can be found in the fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.
[End callout]

[INSERT GRAPHIC OF BULL AND BEAR] PERFORMANCE

This bar chart and table show the volatility of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund's returns from year to year over the past 10 calendar years. The table shows how the fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS1

[Insert bar graph]

89       90      91      92     93      94      95      96      97      98
9.64%    9.65%   12.06%  6.64%  7.75%   -2.15%  11.09%  3.99%   6.24%   6.44%


[Begin callout]
Best
Quarter:

Q3 '92
4.97%

Worst
Quarter:

Q1 '94
-1.86%
[End callout]

                                       1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------

Franklin Global Government
 Income Fund - Advisor Class1            5.83%       5.63%       7.29%


AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 1998

                                       1 YEAR      5 YEARS    10 YEARS
----------------------------------------------------------------------

Franklin Short-Intermediate
 U.S. Government Securities
 Fund - Advisor Class1                   6.44%       5.04%       7.07%

Lehman Brothers Short U.S.
 Treasury 1-5 Year Index2                7.75%       6.17%       7.86%

1. Performance figures reflect a "blended" figure combining the following methods of calculation: (a) For periods before January 1, 1997, a restated figure is used based on the fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A distribution and service (12b-1) fees; and (b) for periods after January 1, 1997, an actual Advisor Class figure is used reflecting a deduction of all applicable charges and fees for that class. This blended figure assumes reinvestment of dividends and capital gains.

2. The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index includes U.S. government securities and treasuries with maturities from one to five years. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

[INSERT GRAPHIC OF PERCENTAGE SIGN] FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           ADVISOR CLASS

Maximum sales charge (load) imposed on purchases               None
Exchange fee 1                                                $5.00

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           ADVISOR CLASS

Management fees                                               0.56%
Distribution and service (12b-1) fees                          None
Other expenses                                                0.13%
Total annual fund operating expenses                          0.69%

1. This fee is only for market timers (see page 32).

EXAMPLE

This example can help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes you invest $10,000 for the periods shown and then sell all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 1 YEAR      3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------

                                   $70         $221        $384        $859

[Insert graphic of briefcase] MANAGEMENT

Franklin Advisers, Inc. (Advisers), 777 Mariners Island Blvd., San Mateo, CA 94404, is the fund's investment manager. Together, Advisers and its affiliates manage over $220 billion in assets.

The team responsible for the fund's management is:

JACK LEMEIN, EXECUTIVE VICE PRESIDENT OF ADVISERS

Mr. Lemein has been a manager of the fund since 1987 and has more than 30 years' experience in the securities industry.

DAVE CAPURRO, SENIOR VICE PRESIDENT OF ADVISERS

Mr. Capurro has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1983.

TOM RUNKEL, SENIOR VICE PRESIDENT OF ADVISERS

Mr. Runkel has been a manager of the fund since 1987. He joined the Franklin Templeton Group in 1985.

The fund pays the manager a fee for managing the fund's assets and making its investment decisions. For the fiscal year ended October 31, 1998, the fund paid 0.56% of its average monthly net assets to the manager.

[INSERT GRAPHIC OF DOLLAR BILL] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class since its inception. This information has been audited by PricewaterhouseCoopers LLP.

  ADVISOR CLASS                                      YEAR ENDED OCTOBER 31,
                                                       1998          1997 1
--------------------------------------------------------------------------

PER SHARE DATA ($)
Net asset value, beginning of year                     10.30         10.24
                                                    ----------------------
 Net investment income                                   .57           .47
 Net realized and unrealized gains                       .16           .07
                                                    ----------------------
Total from investment operations                         .73           .54
                                                    ----------------------
Less distributions from net investment income           (.58)         (.48)
                                                    ----------------------
Net asset value, end of year                           10.45         10.30
                                                    ======================
Total return (%)2                                       7.38          5.45

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($ x 1,000)                    3,644           385
Ratios to average net assets: (%)
 Expenses                                                .69           .70 3
 Net investment income                                  5.28          5.35 3
Portfolio turnover rate (%)                            37.70         40.56

1. For the period January 2, 1997 (effective date) to October 31, 1997.
2. Total return is not annualized.
3. Annualized.

[INSERT GRAPHIC OF DOLLAR SIGNS AND STACKS OF COINS] DISTRIBUTIONS AND TAXES; YEAR 2000 PROBLEM

INCOME AND CAPITAL GAINS DISTRIBUTIONS The Franklin Global Government Income Fund intends to pay a dividend at least monthly representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution and you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN(R).

The Franklin Short-Intermediate U.S. Government Securities Fund declares dividends daily from its net investment income and pays them monthly on or about the last day of the month. Your account may begin to receive dividends on the day after we receive your investment and will continue to receive dividends through the day we receive a request to sell your shares. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends.

Please keep in mind that if you invest in the fund shortly before the fund deducts a capital gain distribution from its net asset value, you will receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the fund or receive them in cash. Any capital gains the fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

[Begin callout]
BACKUP WITHHOLDING

By law, the fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS instructs the fund to do so. [End callout]

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of the fund, you may have a capital gain or loss. For tax purposes, an exchange of your fund shares for shares of a different Franklin Templeton Fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the fund.

YEAR 2000 PROBLEM The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others. The Franklin Global Government Income Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS

The following investors may qualify to buy Advisor Class shares of the fund.

o Qualified registered investment advisors or certified financial planners with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
The FRANKLIN TEMPLETON FUNDS include all of the Franklin Templeton U.S. registered mutual funds, except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any of the Franklin Templeton Funds and $50 additional.

o Accounts managed by the Franklin Templeton Group. Minimum investments: No initial minimum and $50 additional.

o  The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments:
   No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in the Franklin Templeton Funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in the Franklin Templeton Funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any of the Franklin Templeton Funds. There are certain other requirements and the group must have a purpose other than buying fund shares without a sales charge.

Please note that Advisor Class shares of the fund are no longer available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may continue to invest in the fund's Advisor Class shares.

[INSERT GRAPHIC OF PAPER WITH LINES AND SOMEONE WRITING] BUYING SHARES

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see the next page).

BUYING SHARES

                     OPENING AN ACCOUNT            ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
[Insert graphic of   Contact your investment       Contact your investment
hands shaking]       representative                representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE

--------------------------------------------------------------------------------
[Insert graphic of   Make your check payable to    Make your check payable to
envelope]            the fund in which you are     the fund in which you are
BY MAIL              investing.                    investing. Include your
                                                   account number on the check.
                     Mail the check and your
                     signed application to         Fill out the deposit slip
                     Investor Services.            from your account
                                                   statement. If you do not
                                                   have a slip, include a note
                                                   with your name, the fund
                                                   name, and your account
                                                   number.


                                                   Mail the check and deposit
                                                   slip or note to Investor
                                                   Services.

--------------------------------------------------------------------------------
[Insert graphic of   Call to receive a wire        Call to receive a wire
three lightning      control number and wire       control number and wire
bolts]               instructions.                 instructions.
BY WIRE
1-800/632-2301       Wire the funds and mail your  To make a same day wire
(or 1-650/312-2000   signed application to         investment, please call us
collect)             Investor Services. Please     by 1:00 p.m. pacific time
                     include the wire control      and make sure your wire
                     number or your new account    arrives by 3:00 p.m.
                     number on the application.

                     To make a same day wire
                     investment, please call us
                     by 1:00 p.m. pacific time
                     and make sure your wire
                     arrives by 3:00 p.m.

--------------------------------------------------------------------------------
[Insert graphic of   Call Shareholder Services at  Call Shareholder Services
two arrows pointing  the number below, or send     at the number below, or
in opposite          signed written instructions.  send signed written
directions]          (Please see page 27 for       instructions. (Please see
BY EXCHANGE          information on exchanges.)    page 27 for information on
                                                   exchanges.)
--------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[Insert graphic of person with handset] INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the fund in an existing account in the same share class of the fund or in Advisor Class or Class A shares of another Franklin Templeton Fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton Fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton Fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You can also have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Trust Company retirement plans, special forms may be needed to receive distributions in cash. Please call
1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the fund.

RETIREMENT PLANS Franklin Templeton offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton Fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone exchange or redemption privileges on your account application.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton Funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

Frequent exchanges can interfere with fund management or operations and drive up costs for all shareholders. To protect shareholders, there are limits on the number and amount of exchanges you may make (please see "Market Timers" on page 32).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, complete the appropriate section of your application.

[INSERT GRAPHIC OF CERTIFICATE] SELLING SHARES

You can sell your shares at any time.

SELLING SHARES IN WRITING Requests to sell $100,000 or less can generally be made over the phone or with a simple letter. Sometimes, however, to protect you and the fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We may also require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Trust Company retirement plan. For participants under age 591/2, tax penalties may apply. Call Retirement Plan Services at 1-800/527-2020 for details.


SELLING SHARES
--------------------------------------------------------------------------------
                               TO SELL SOME OR ALL OF YOUR SHARES

--------------------------------------------------------------------------------
[Insert graphic of hands       Contact your investment representative
shaking]
THROUGH YOUR INVESTMENT
REPRESENTATIVE

--------------------------------------------------------------------------------
[Insert graphic of envelope]   Send written instructions and endorsed share
BY MAIL                        certificates (if you hold share certificates)
                               to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

                               Specify the fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                               A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

--------------------------------------------------------------------------------
[Insert graphic of phone]      As long as your transaction is for $100,000 or
BY PHONE                       less, you do not hold share certificates and
 1-800/632-2301                you have not changed your address by phone
                               within the last 15 days, you can sell your shares by phone.

                               A check will be mailed to the name(s) and address on the account. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

--------------------------------------------------------------------------------
[Insert graphic of three       You can call or write to have redemption
lightning bolts]               proceeds of $1,000 or more wired to a bank or
BY WIRE                        escrow account. See the policies above for
                               selling shares by mail or phone.

                               Before requesting a bank wire, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address, your bank account number, the ABA routing number, and a signature guarantee.

                               Requests received in proper form by 1:00 p.m. pacific time will be wired the next business day.

--------------------------------------------------------------------------------
[Insert graphic of two arrows  Obtain a current prospectus for the fund you
pointing in opposite           are considering.
directions]
BY EXCHANGE                    Call Shareholder Services at the number below,
                               or send signed written instructions. See the policies above for selling shares by mail or phone.

                               If you hold share certificates, you will need
                               to return them to the fund before your exchange can be processed.
--------------------------------------------------------------------------------

FRANKLIN TEMPLETON INVESTOR SERVICES 777 MARINERS ISLAND BLVD., P.O. BOX 7777,
                           SAN MATEO, CA 94403-7777
                        CALL TOLL-FREE: 1-800/632-2301
         (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)

[INSERT GRAPHIC OF PAPER AND PEN] ACCOUNT POLICIES

CALCULATING SHARE PRICE  The fund calculates the net asset value per share
(NAV) each business day at the close of trading on the New York Stock
Exchange (normally 1:00 p.m. pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the fund holds securities listed primarily on a foreign exchange that trades on days when the fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $250 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS AND REPORTS You will receive confirmations and account statements that show your account transactions. You will also receive the fund's financial reports every six months. To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports. If you need additional copies, please call 1-800/DIAL BEN.

If there is a dealer or other investment representative of record on your account, he or she will also receive confirmations, account statements and other information about your account directly from the fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

MARKET TIMERS The fund may restrict or refuse exchanges by market timers. If accepted, each exchange by a market timer will be charged $5. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

o The fund may refuse any order to buy shares, including any purchase under the exchange privilege.

o At any time, the fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the fund reserves the right to make payments in securities or other assets of the fund, in the case of an emergency or if the payment by check or wire would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

[Insert graphic of question mark] QUESTIONS

If you have any questions about the fund or your account, you can write to us at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777. You can also call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)

Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information           1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services   1-800/527-2020     5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040     5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.

FOR MORE INFORMATION

You can learn more about each fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about each fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below.

FRANKLIN(R)TEMPLETON(R)
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
www.franklin-templeton.com

You can also obtain information about each fund by visiting the SEC's Public Reference Room in Washington D.C. (phone 1-800/SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. You can also visit the SEC's Internet site at http://www.sec.gov.